MAINSTAY VP FUNDS TRUST

MainStay VP Epoch U.S. Small Cap Portfolio (the “Portfolio”)

Supplement dated January 30, 2019 (“Supplement”) to the Summary Prospectus and Prospectus dated May 1, 2018, as supplemented and to the Statement of Additional Information, dated May 1, 2018, as amended, November 30, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, Michael Caputo will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Caputo are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.